Exhibit 10.2
Execution Version

AMENDMENT NO. 5
This Amendment No. 5 (this “Amendment”), dated as of February 4, 2016, is entered into among Prestige Brands, Inc., a Delaware corporation (“Borrower”), Prestige Brands Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), the Lenders party hereto and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain ABL Credit Agreement dated as of January 31, 2012 (as amended by that certain Incremental Amendment, dated as of September 12, 2012, that certain Incremental Amendment dated as of June 11, 2013, that certain Amendment No. 3, dated as of September 3, 2014, that certain Amendment No. 4, dated as of June 9, 2015 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, Section 10.01 of the Credit Agreement permits certain amendments of the Credit Agreement with the consent of the Required Lenders, Administrative Agent and the applicable Loan Parties.
WHEREAS, Medtech Products, Inc., Medtech Products Merger Sub, Inc., a wholly owned subsidiary of the Borrower (“Medtech Merger Sub”) have entered into an Agreement and Plan of Merger, dated as of November 21, 2015 (as amended, supplemented or modified from time to time, the “DenTek Acquisition Agreement”), with DenTek Holdings, Inc. (“DenTek,” and, the business of DenTek and its Subsidiaries, the “DenTek Business”), TSG5 L.P. and the other stockholders party thereto, pursuant to which, upon the consummation of the Merger (as defined in the DenTek Acquisition Agreement), Medtech Merger Sub will merge with and into DenTek and thereafter be a wholly owned Subsidiary of Borrower (the “DenTek Acquisition”).
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments
Upon satisfaction of the conditions set forth in Section 2 hereof, upon the Amendment No. 5 Effective Date (as defined below), the Administrative Agent and the Lenders signatory hereto consent to the following amendments to the Credit Agreement:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

(i)    “Amendment No. 5” means Amendment No. 5 to this Agreement dated as of February 4, 2016.
(ii)    “Amendment No. 5 Effective Date” means February 4, 2016.
(iii)    “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
(iv)    “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
(v)    “DenTek” shall have the meaning assigned to such term in Amendment No. 5
(vi)    “DenTek Acquisition” shall have the meaning assigned to such term in Amendment No. 5.
(vii)    “DenTek Acquisition Period” shall mean the period commencing upon the Amendment No. 5 Effective Date and terminating upon the earliest of (i) the date that is 60 calendar days following the Amendment No. 5 Effective Date, (ii) the date upon which a field examination (and, if required by the Administrative Agent, an appraisal) with respect to the Accounts and Inventory of the DenTek Business (subject to satisfaction of the Collateral and Guarantee Requirement with respect to such Accounts and Inventory) have been completed to the satisfaction of the Administrative Agent and such Accounts and Inventory have, in accordance with the terms set forth herein, been included in the Borrowing Base, including the establishment of Reserves with respect thereto as may be required in the Administrative Agent’s Permitted Discretion, (iii) the date following the Amendment No. 5 Effective Date upon which the Borrower or Holdings shall have received net proceeds from an offering of debt securities of Borrower or Holdings and (iv) February 12, 2016, if the DenTek Acquisition shall not have occurred on or prior to February 12, 2016.
(viii)    “DenTek Business” shall have the meaning assigned to such term in Amendment No. 5.
(ix)    “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(x)    “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
(xi)    “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
(xii)    “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
(xiii)    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)     The definition “Minimum Availability Period” set forth in Section 1.01 is hereby amended by adding “after the end of the DenTek Acquisition Period” after “means any period” and before “(a)” of such definition.
(c)    The definition “Weekly Reporting Period” set forth in Section 1.01 is hereby amended by adding “after the end of the DenTek Acquisition Period” after “means any period” and before “beginning on the date” of such definition.
(d)    Article X of the Credit Agreement is hereby amended by creating new Section 10.21, immediately after Section 10.20, as follows:
(i)    “Section 10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(1)    (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(2)    (b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    (i) a reduction in full or in part or cancellation of any such liability;

(ii)    (ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    (iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date (the “Amendment No. 5 Effective Date”) when, and only when, the following conditions precedent have been satisfied or waived by the Required Lenders:
(a)    Administrative Agent shall have received counterparts of this Amendment duly executed by (1) the Borrower, (2) each Guarantor and (3) the Required Lenders.
(b)    Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2.
(c)    The representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.
(d)    No Default or Event of Default shall exist after giving effect to this Amendment.
(e)    The Borrower shall have paid to the Administrative Agent, for the account of each Revolving Credit Lender that consents hereto, a fee equal to 0.05% of the Revolving Credit Commitments of such Revolving Credit Lender.
Section 3.    Representations and Warranties
On and as of the Amendment No. 5 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    The execution, delivery and performance by each Loan Party of this Amendment (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(b)    No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect or (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement);
(c)    this Amendment and the Loan Documents (as amended hereby) has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document (as amended hereby) constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and
(d)    (x) no Default or Event of Default shall exist after giving effect to this Amendment on the Amendment No. 5 Effective Date.
Section 4.    Reference to and Effect on the Loan Documents
(a)    As of the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents shall be amended to reflect the changes made in this Amendment as of the Amendment No. 5 Effective Date.

(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
Section 5.    Acknowledgement and Reaffirmation of Guarantors
The Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Credit Agreement and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Security Agreement) to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increases contemplated hereby).
Section 6.    Costs and Expenses
The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 7.    Execution in Counterparts
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
Section 8.    Governing Law
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH

OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 9.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 10.    Waiver of Jury Trial
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
PRESTIGE BRANDS HOLDINGS, INC.2, as Holdings and Guarantor
By:    /s/ Ron Lombardi
    Name:    Ronald M. Lombardi
    Title:    President and Chief Executive Officer
PRESTIGE BRANDS, INC., as Borrower
By:    /s/ Ron Lombardi
    Name:    Ronald M. Lombardi
    Title:    President and Chief Executive Officer
BLACKSMITH BRANDS, INC.
INSIGHT PHARMACEUTICALS LLC
MEDTECH HOLDINGS, INC.
PRESTIGE BRANDS HOLDINGS, INC.3
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE SERVICES CORP.
THE CUTEX COMPANY
THE SPIC AND SPAN COMPANY, as Subsidiary Guarantors
By:    /s/ Ron Lombardi
    Name:    Ronald M. Lombardi
    Title:    President

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]

INSIGHT PHARMACEUTICALS CORPORATION
MEDTECH PRODUCTS INC.
By:    /s/ Ron Lombardi
    Name:    Ronald M. Lombardi
    Title:    President and Chief Executive Officer

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]

CITIBANK, N.A., as Lender
By:    /s/ K. Kelly Guinness
    Name:    K. Kelly Guinness
    Title:    Vice President and Director

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]

MORGAN STANLEY BANK, N.A.,
as a Lender
By:    /s/ John Durland
    Name:    John Durland
    Title:    Authorized Signatory

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ John Flores
Name:    John Flores
Title:    Authorized Signatory

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Peter Cucchiara
Name:    Peter Cucchiara
Title:    Vice President

By:	/s/ Michael Winters
Name:    Michael Waters
Title:    Vice President

[Prestige Brands – Signature Page to Amendment No. 5 (ABL)]